Exhibit 99.2

8' 7' BINDERS BONDING SOLUTIONS 6' Established position delivering latex binder 5' Established styrene butadiene (SB) application 4' 3' 2' 1' DAY 2016 LATEX INVESTOR PROVIDING STRONGER PAPER & BOARD solutions globally with successful key partnerships in growth segments TEXTILES & CARPET Largest global supplier of latex binders to the carpet market; poised for continued growth in market share ADHESIVES & CONSTRUCTION and manufacturing technology know-how, enabling penetration of global adhesives and construction markets SB latex applications include: • Building materials • Abrasives/pads • Geotextiles • Footwear • Liquid applied membranes

INVESTOR DAY 2016
TRINSEO.
CONSUMER ESSENTIAL MARKETS
POWERING, CONNECTING, ILLUMINATING & TOUCHING LIVES
CONSUMER ELECTRONICS
• Reduce cost with lightweighting; improve aesthetic appeal
• Polycarbonate (PC) and advanced resins deliver processability, functionality, and style
MEDICAL DEVICES
• Enable lightweighting and downsizing in growing portable device market
• Chemical-resistant PC compounds resist the chemical cleansers used in health care
LIGHTING
• Energy efficiency and cost-effectiveness in LED technology
• Polycarbonate allows flexibility, durability, and weatherability
ELECTRICAL
• Meet demands of voltage, moisture, heat, and weather
• PC offers excellent insulation for ignition resistance, dimensional stability, high heat distortion resistance, and low-temperature tolerance

INVESTOR DAY 2016
TRINSEO.
SYNTHETIC RUBBER
DIFFERENTIATED PLAYER SERVING THE HIGH VALUE PERFORMANCE TIRE MARKET
Undertread
Tread
Cap Ply
Sidewall
Steel Belt
Carcass Ply
Innerliner
Bead
Apex
PERFORMANCE TIRE COMPLEXITY
• 60+ raw materials: polymers, fillers, oils, resins, etc.
• Different requirements: winter/summer, size, speed, and technology
• Balance between performance and processing
TRINSEO'S S-SBR TECHNOLOGY TOOLBOX MEETS PERFORMANCE TIRE NEEDS
• Tailored polymer microstructure that improves grip and handling for high performance tires
• Functionalization technology that reduces energy loss and lower rolling resistance
• Batch process technology allows control of tailored molecular design for optimized performance processing balance
TECHNOLOGY TOOLBOX FOR OPTIMUM COMBINATION OF FUEL EFFICIENCY, SAFETY, AND WEAR
Performance
Sustainability
Regulations
Mobility
Safety
TRINSEO
CO2 REDUCTION AND TIRE LABELING DRIVE GROWTH
US
EUROPE
CHINA
JAPAN
Labeling
Proposed by NHTSA, final decision pending
Fuel efficiency, wet grip, and noise reduction, 2014 minimum is mandatory
2017 voluntary, 2019 mandatory
2010 voluntary basis, based on fuel efficiency, wet grip
CO2 Targets
17% below 2005 levels by 2020
20% below 1990 levels by 2020
Emissions per unit of GDP 40-45% below 2005 levels by 2020
3.8% below 2005 levels by 2020

PLASTICS SOLUTIONS FOR INNOVATION DAY 2016 BASIC INVESTOR SUPERIOR TECHNICAL & COST SAVINGS • Polystyrene (PS)• Acrylonitrile butadiene styrene (ABS) • Polycarbonate (PC) • Styrene acrylonitrile resin (SAN) QUICK FACTS • Differentiated ABS technology • Assets strategically positioned in growth regions • Recognized leadership in application development • Enduring customer partnerships BUILDING & CONSTRUCTION • #1 in PC to independent sheet and profile extruders – EMEA • #2 in extruded polystyrene (XPS) insulation boards – EMEA CONSUMER GOODS • #1 in high-impact polystyrene (HIPS) for Japanese printers – APAC • Leading super-high-impact PS supplier for toy market – APAC HOME APPLIANCES • #1 in HIPS for large appliances – EMEA • Leader in large home appliances – APAC PACKAGING • #3 in PS for packaging – EMEA • Leading PS supplier for packaging – SEA SHEET & PROFILE EXTRUSION • #1 in ABS edge bands – EMEA • #1 in ABS opaque sheets – EMEA

THE NEW NECESSITY GROWTH DAY 2016 AUTOMOTIVE INVESTOR DELIVERING LIGHTWEIGHTING - MILESTONES 2010 Spun off from The Dow Chemical Company 2012 Launch of PULSE™ GX series, extension to other global regions 2013 World’s first full thermoplastic tailgate launched 2015 Launch of PULSE™ XT PC/ABS series for exterior applications on Opel Astra roof rails 2016 Investment in novel long glass fiber concentrate 2017 ABS capacity in China on stream INVESTMENT Base Geographic Semi-Exteriors Base 2016 Growth Structural 2020 Applications TRINSEO AUTOMOTIVE PARTS 6% CAGR